Short-term debt (Tables)	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Schedule of Short-term Debt

	December 31, 2021	December 31, 2020
Revolving financing facility (a)	$12,965	$17,428
Credit facility (b)	—	6,017
Balance, end of year	$12,965	$23,445

(a)    The Company has a revolving financing facility with HSBC. This facility is secured by certain receivables of the Company and the maximum draw amount is $20,000, based on the receivables outstanding. As the Company collects these secured receivables, the facility is repaid. The interest rate for this facility was the LIBOR rate plus 2.5%. On December 22, 2021, the Company and HSBC amended the revolving financing facility's advances denominated in U.S. Dollars' and Euros' interest rates to the secured overnight financing rate plus 2.66% per annum and Euro short-term rate plus 2.5%, respectively.

(b)    On July 23, 2020, the Company entered into a one-year $10,000 non-revolving term credit facility with EDC to provide working capital support in response to short-term liquidity shortfalls as a result of the COVID-19 pandemic. This credit facility's interest rate was U.S. Prime Rate plus 3.0% per annum on amounts drawn and had no prepayment penalty or standby charge. On December 13, 2021, the Company and EDC amended the credit facility and non-revolving term facility and refinanced the $6,000 as part of the EDC non-revolving term facility. Refer to note 15 (a) for the details of the amendment.